Exhibit 10.1

NOTICE OF INTENT TO EXERCISE OPTION

__________________________

To:

DAVID BOLENEUS/HYDRO IMAGING, INC.

WHEREAS, on June 25, 2012, an Option to Purchase Mineral Leases was signed between David Boleneus individually, Hydro Imaging, Inc. and Northern Adventures, Inc. (NAI) relating to the grant of an option to purchase ten mineral leases and 27 unpatented mining claims which option could be exercised by NAI or its assignee for payment of $10,000 (the OPTION);

WHEREAS, on December 28, 2012, Northern Adventures, Inc. entered into an Asset Purchase Agreement with American Cordillera Mining Corporation (AMCOR) and Northern Adventures, LLC pursuant to which all of NAI’s interest and rights under the Option to Purchase Mineral Leases was assigned to AMCOR;

WHEREAS, on February 28, 2013, Hydro Imaging, Inc. and Kinross Gold USA, Inc. entered into a Mining Lease and Assignment, under which Hydro Imaging, Inc. assigned all of its interest in seven of the ten mineral leases subject to the Option to Purchase Mineral Leases, with the consent of AMCOR.  The following mineral leases were assigned to Kinross:  State of Washington Mineral Prospecting Leases 65-087174, 65-087175, 65-0887176, 65-087426, 65-088518, 65-087425, and 65-088516 as well as 27 unpatented mining claims, all located in Okanogan County, Washington.

NOW, THEREFOR, please be advised that the undersigned hereby exercises the OPTION.

We hereby elect to exercise the OPTION and purchase the following three State of Washington Mineral Prospecting Leases:  65-087427, 65-087428, and 65-088517 located in Okanogan County, Washington subject to the Option to Purchase Mineral Leases for the payment of $10,000.

In addition, Hydro Imaging, Inc. and David Boleneus, upon payment of the consideration for the exercise of this OPTION, hereby assign all their rights and interest in the Mining Lease and Assignment with Kinross Gold USA, Inc. dated February 28, 2013 relating to seven mineral leases and 27 unpatented mineral claims that were subject to the Option to Purchase Mineral Leases.

Date:  April 5, 2013

OPTIONEE:  AMERICAN CORDILLERA MINING CORPORATION

Name: /s/ Frank H. Blair

Frank H. Blair, President

Receipt Confirmed:

/s/ David Boleneus

/s/ David Boleneus

David Boleneus, Individually

David Boleneus

President and Sole Owner

Hydro Imaging, Inc.